Consent of Independent Registered Public Accounting Firm

The Boards of Directors and Shareholders

Legg Mason Partners Variable Portfolios II

(formerly Greenwich Street Series Fund)

and

Legg Mason Partners Variable Portfolios I, Inc.

(formerly Salomon Brothers Variable Series Funds Inc)

We consent to the use of our reports dated February 22, 2006 for each of the funds listed below, incorporated herein by reference as of December 31, 2005, and to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

Registrant (and Fund) Name

Legg Mason Partners Variable Portfolios II

(Legg Mason Partners Variable Fundamental Value Portfolio, formerly

Greenwich Street Series Fund – Fundamental Value Portfolio)

Legg Mason Partners Variable Portfolios I, Inc.

(Legg Mason Partners Variable All Cap Portfolio, formerly Salomon Brothers

Variable All Cap Fund)

KPMG LLP

New York, New York

July 19, 2006

Consent of Independent Registered Public Accounting Firm

The Boards of Directors/Trustees and Shareholders

Legg Mason Partners Variable Portfolios II

(formerly Greenwich Street Series Fund)

and

Legg Mason Partners Investment Series

(formerly Smith Barney Investment Series)

We consent to the use of our reports for each of the funds listed below, incorporated herein by reference as of each of the respective dates listed below, and to the reference to our firm under the heading “Financial Highlights” in the Proxy Statement/Prospectus on Form N-14.

Registrant (and Fund) Name and Fiscal Year End	Report Date

Legg Mason Partners Variable Portfolios II (Legg Mason Partners Variable Appreciation Portfolio, formerly Greenwich Street Series Fund — Appreciation Portfolio) (December 31, 2005)	February 22, 2006

Legg Mason Partners Investment Series (Legg Mason Partners Variable Growth and Income Portfolio, formerly Smith Barney Growth and Income Portfolio) (October 31, 2005)	December 16, 2005

Legg Mason Partners Variable Portfolios II

(Legg Mason Partners Variable Growth and Income Portfolio,

formerly Greenwich Street Series Fund — Salomon Brothers

Variable Growth & Income Fund)

(December 31, 2005)

February 22, 2006

KPMG LLP

New York, New York

July 19, 2006